UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/16/2007

STEPAN COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4462

Delaware	36-1823834
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093
(Address of principal executive offices, including zip code)

(847)446-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective October 16, 2007, the Board of Directors ("Board") of Stepan Company ("Stepan") approved an amendment to the Amended and Restated Bylaws of Stepan Company ("Bylaws").

Article VII of the Bylaws was amended to allow Stepan to issues shares of its capital stock as uncertificated shares, thus allowing Stepan to become eligible for and participate in the Direct Registration System ("DRS") effective January 1, 2008. DRS is a service within the securities industry that allows companies to issue shares in an electronic format without the use or need for paper stock certificates. No other changes were made to the Bylaws. A copy of the Bylaws is attached as Exhibit 3(ii) hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit Number - 3(ii)

    Description - Amended and Restated Bylaws of Stepan Company effective October 16, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: October 19, 2007	By:	/s/ Kathleen M. Owens
Kathleen M. Owens
Assistant Secretary

Exhibit Index

Exhibit No.	Description
EX-3.(ii).	Amended and Restated Bylaws of Stepan Company effective October 16, 2007